Exhibit 10.28

DEFEASANCE ASSIGNMENT, ASSUMPTION

 AND RELEASE AGREEMENT

THIS DEFEASANCE ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT (this “Agreement”) dated as of October 20, 2022 is made by and among IONIS GAZELLE, LLC, a Delaware limited liability company (“Original Borrower”), DHC UBSCM 17 C3 SUCCESSOR BORROWER-R, LLC, a Delaware limited liability company (“Successor Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE REGISTERED HOLDERS OF UBS COMMERCIAL MORTGAGE TRUST 2017-C3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2017-C3, as secured party (together with its successors and assigns, “Lender”), MIDLAND LOAN SERVICES, a division of PNC Bank, National Association (“Servicer”), on behalf of said Trustee under the Pooling and Servicing Agreement (as hereinafter defined), and, for the sole purpose of acknowledging the transactions effected by this Agreement, U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as Securities Intermediary and Custodian (together with its successors and assigns, “Intermediary”).

RECITALS:

A.       UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“Original Lender”), made a loan (the “Mortgage Loan”) to Original Borrower in the original principal amount of $51,350,000.00, made pursuant to a Loan Agreement dated July 18, 2017 (the “Loan Agreement”), and evidenced by (1) a Promissory Note A-1 dated July 18, 2017 in the original principal amount of $36,350,000.00 (the “Note A-1”), (2) a Promissory Note A-2 dated July 18, 2017 in the original principal amount of $5,000,000.00 (the “Note A-2”), and (3) a Promissory Note A-3 dated July 18, 2017 in the original principal amount of $10,000,000.00 (Note A-1, Note A-2 and Note A-3 are, individually and collectively, the “Note” or the “Notes”).

B.        The Mortgage Loan and the Notes are secured by, among other things, a Deed of Trust and Security Agreement dated July 18, 2017 from Original Borrower to and for the benefit of Original Lender (the “Security Instrument”), which grants to Original Lender, among other things, a lien on the real and personal property described in said Security Instrument (the “Mortgaged Property”). The Mortgage Loan is further evidenced or secured by various other documents, including guaranties, executed by Original Borrower and others in favor of Original Lender, including that certain Guaranty dated July 18, 2017, given by Ionis Pharmaceuticals, Inc., a Delaware corporation (“Guarantor”) (together with the Notes, the Loan Agreement and the Security Instrument, the “Mortgage Loan Documents”).

C.        Original Lender assigned all of its right, title and interest in the Mortgage Loan and the Mortgage Loan Documents (by one or more assignments) to Lender in connection with the issuance of UBS Commercial Mortgage Trust 2017-C3, Commercial Mortgage Pass-Through Certificates, Series 2017-C3 (the “Certificates”). Lender is the current holder of the Notes and the owner of the Mortgage Loan and the Mortgage Loan Documents.

D.        Servicer is the Master Servicer under the Pooling and Servicing Agreement dated as of August 1, 2017 (as from time to time amended, supplemented or modified, the “Pooling and Servicing Agreement”).

E.        Pursuant to the Mortgage Loan Documents, Original Borrower has directed Lender to release the Mortgaged Property and all escrows and reserves from the liens and security interests of the Security Instrument and the other Mortgage Loan Documents and to release any other collateral or security previously given by Original Borrower as security for the Mortgage Loan upon Original Borrower’s defeasance of the Mortgage Loan (the “Defeasance”).

F.        Original Borrower is the legal and beneficial owner of the securities listed in Exhibit A to the Pledge Agreement (collectively, the “Securities”). Pursuant to the Mortgage Loan Documents and as a condition precedent to Lender’s obligation to release the Mortgaged Property from the lien of the Security Instrument, Original Borrower has granted to Lender a security interest in the Securities and the proceeds thereof in accordance with the terms and conditions of the Defeasance Pledge and Security Agreement of even date herewith among Original Borrower, Lender, and Intermediary (the “Pledge Agreement”), to secure the payment and performance in full when due of all amounts payable under the Mortgage Loan Documents.

G.        In connection with the Pledge Agreement, Original Borrower, Lender, Intermediary, Account Bank, and Servicer have entered into the Defeasance Account Agreement of even date herewith (the “Account Agreement”), pursuant to which Intermediary has established and will maintain an account to hold the interests of Original Borrower and Successor Borrower in the Securities and other collateral.

H.        Pursuant to the Mortgage Loan Documents, Original Borrower is required or permitted to transfer and assign all of its obligations, rights and duties under and to the Note and the other Defeasance Documents (as defined in the Pledge Agreement), together with its right, title and interest in the Pledged Collateral (as defined in the Pledge Agreement), to a successor entity established or designated in accordance with the Mortgage Loan Documents.

I.         Successor Borrower has been established or designated as a single purpose successor entity which will assume certain of Original Borrower’s rights, obligations and liabilities under the Defeasance Documents.

J.         Original Borrower desires to (i) obtain the release of the Mortgaged Property and all escrows and reserves from the lien of the Security Instrument, (ii) transfer and assign certain of its rights and obligations under the Note and the other Defeasance Documents to Successor Borrower, (iii) transfer its right, title and interest in the Pledged Collateral to Successor Borrower, and (iv) obtain a release of its rights and obligations under the Mortgage Loan Documents, the Note, and the other Defeasance Documents to the extent provided herein. Successor Borrower, to the extent set forth in the Defeasance Documents, desires to assume Original Borrower’s rights and obligations under the Note, the Pledge Agreement and the Account Agreement and acquire Original Borrower’s right, title and interest in and to the Pledged Collateral.

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties hereto and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1.          Definitions.

Each capitalized term used and not defined herein shall have the meaning assigned to such term in the Pledge Agreement or the Account Agreement, as applicable.

Section 2.          Assignment of Secured Obligations and Securities.

Effective as of the date hereof, Original Borrower hereby sells, transfers and assigns to Successor Borrower (a) all of Original Borrower’s obligations, rights (including the right, if any, to prepay the Mortgage Loan to the extent permitted by the Mortgage Loan Documents following the consummation of the Defeasance), liabilities and duties in, to and under, and subject to the terms of, the Note and the other Defeasance Documents (the “Secured Obligations”), and (b) all of Original Borrower’s right, title and interest in and to the Pledged Collateral, subject to the terms of the Defeasance Documents and to the rights of the Lender and the obligations of the Intermediary pursuant to the Pledge Agreement and the Account Agreement.

Section 3.          Assumption of Mortgage Loan Obligations.

(a)       Successor Borrower, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby assumes, and agrees to be bound by and to perform and/or be deemed to have made, as applicable, each of the Secured Obligations and all other covenants, agreements, representations and warranties of Original Borrower under the Note, the payment provisions of the Loan Agreement, the Pledge Agreement, and the Account Agreement first arising or accruing on or after the date of the transfer of the Pledged Collateral to Successor Borrower; provided, however, Successor Borrower shall not assume any obligations (i) under Section 4 of the Pledge Agreement (with respect to the Securities transferred to Successor Borrower on the date hereof), (ii) under Section 6 of the Pledge Agreement to the extent that such obligations are to have been fully performed by Original Borrower or parties other than Successor Borrower prior to transfer of the Securities to Successor Borrower, (iii) that arise as a result of Original Borrower’s failure to effect the initial perfection of Lender’s interest in the Pledged Collateral prior to the transfer of the Pledged Collateral to Successor Borrower, (iv) that may arise as a result of any material misrepresentation or misstatement made by Original Borrower in any of the Defeasance Documents or otherwise made by Original Borrower in connection with the defeasance transaction contemplated under this Agreement, which representation or statement Original Borrower knew or should have known when made to be a material misrepresentation or misstatement, or (v) that arise under the Note or the Mortgage Loan Documents (to the extent that provisions of the Mortgage Loan Documents have been incorporated into the Note), that (1) specifically relate to the use or operation of the Mortgaged Property, including without limitation, any real property-related events of default set forth in the Note, (2) do not otherwise relate to payment terms under the Note, or (3) directly conflict with any express covenant made or assumed by Successor Borrower under the Defeasance Documents, or (vi) for any costs, payments and expenses other than those expressly assumed herein.

(b)       Except as otherwise expressly provided herein, Successor Borrower shall be liable to Lender only to the extent of the Pledged Collateral and other Pool Defeasance Collateral that has been pledged to Lender in connection with Pool Defeasance Transactions except that Successor Borrower shall be required to advance funds to cover any shortfall if at any time the funds available in the Pledged Collateral Account are insufficient to pay amounts then due with respect to the Secured Obligations without taking into account (1) reinvestment income, or (2) failure by any Obligor to satisfy its obligations under the Securities. Lender shall have no recourse against, and Lender shall not enforce any monetary judgment with respect to the Secured Obligations against assets of Successor Borrower other than the Pledged Collateral and other Pool Defeasance Collateral; provided, however, Lender shall not enforce any monetary judgment against other Pool Defeasance Collateral until the defeased promissory note related to such Pool Defeasance Collateral has been repaid in full in accordance with its terms.

(c)           Notwithstanding the provisions of Section 3(b) above, Successor Borrower (but not its directors, members, or managers) shall be personally liable for all claims, demands, liabilities, deficiencies, losses, damages, judgments, costs, and expenses, including without limitation reasonable attorneys’ fees and costs of collection incurred, suffered or paid by Lender as a result of:

(i)         any representation, warranty or certification made by or on behalf of Successor Borrower for the benefit of Lender in any Defeasance Document (or in any modification or supplement thereto), or in any certificate, report, financial statement or other item furnished to Lender in connection with this transaction having been false or misleading in any material respect as of the time made or furnished;

(ii)        the Pledged Collateral or any part thereof or interest therein becoming subject to any security interest, pledge, covenant, lien, or other encumbrance, whether junior or senior to the interest of Lender, as a result of actions of Successor Borrower;

(iii)       the Pledged Collateral or any part thereof or interest therein being sold, assigned, transferred, conveyed or otherwise disposed of, or becoming the subject of any attempted sale, assignment, transfer or conveyance, by Successor Borrower;

(iv)      any of the Events of Default described in subsections (iv) through (xii) of Section 9(a) of the Pledge Agreement shall occur as a result of actions of Successor Borrower or circumstances relating to Successor Borrower;

(v)       Successor Borrower’s failure at any time to be a Single Purpose Entity; or

(vi)      Successor Borrower’s failure to immediately deposit into the Pledged Collateral Account an amount sufficient to pay any shortfall if, at any time, funds available in the Pledged Collateral Account are insufficient to satisfy all obligations then due under the Note or under any other Defeasance Document arising because the Securities are insufficient to make scheduled payments of interest and principal as required under the Note, including payment of the Mortgage Loan in full on the Final Payment Date without taking into account (1) reinvestment income, or (2) failure by any Obligor to satisfy its obligations under the Securities.

(d)          Successor Borrower’s assumption of the obligations of Original Borrower as set forth above under the Defeasance Documents is limited to those obligations arising on and after the date hereof, except that Successor Borrower expressly assumes (i) liability under the Note for interest accruing on the Mortgage Loan from and after the first day of the interest accrual period in which the Defeasance contemplated herein occurs (or in the event the next Scheduled Monthly Payment is being made in connection with the Defeasance closing, then Successor Borrower shall be liable for interest accruing on the Mortgage Loan from and after the due date of such Scheduled Monthly Payment), which shall be deposited by Original Borrower in the Pledged Collateral Account on or before the date hereof and paid in accordance with the provisions of the Account Agreement from the Pledged Collateral Account, and (ii) any liability that may arise if the Securities are insufficient to make timely payments in accordance with the Account Agreement (other than any insufficiency resulting from the failure of Obligor to make timely payments with respect to the Securities). Notwithstanding the foregoing, Successor Borrower hereby ratifies and confirms the representations, warranties and covenants in the Pledge Agreement made solely as to Successor Borrower.

(e)           In addition to Lender’s rights under the Defeasance Documents, Successor Borrower hereby grants to Lender and Servicer a power of attorney to file any franchise or other administrative filings which may be required to maintain Successor Borrower’s good standing and legal existence in the event Successor Borrower fails to do so within ten (10) days following receipt of written notice from Lender of such failure. Any and all losses, expenses and costs of any nature or kind whatsoever which may be paid or incurred by Lender or Servicer as a result of Successor Borrower’s failure to maintain its good standing and legal existence are specifically included within the Secured Obligations for which the Securities and any proceeds thereof are pledged.

(f)        In addition to any other remedies that Lender may have under the Defeasance Documents or Mortgage Loan Documents to the extent assumed by Successor Borrower, in the event of the failure of Successor Borrower to maintain its status as a Single Purpose Entity in good standing, Successor Borrower’s failure to file all required tax returns and pay all taxes which it owes or Successor Borrower’s failure to file all forms and documents required to maintain its separate legal existence, in each case which failure continues for ten (10) days (the “Cure Period”) after Successor Borrower’s receipt of written notice thereof, Successor Borrower hereby agrees to the assumption of the Mortgage Loan by, and the transfer of the Pledged Collateral to, a Single Purpose Entity designated by Lender and hereby appoints Lender and Servicer as attorneys in fact with power of attorney to effect such transfer and assumption, provided that Lender agrees that the exercise of its rights hereunder to designate a successor Single Purpose Entity shall not be exercised for non-material technical defaults of the single purpose entity requirements, and further provided that Lender shall have the right to exercise its remedies hereunder without compliance with the Cure Period if Lender determines in its reasonable discretion that the Cure Period could materially diminish the value of, or otherwise materially affect, the Pledged Collateral or the Lender’s security interest therein.

(g)       As security for the Secured Obligations, Successor Borrower hereby pledges, assigns, transfers and grants to Lender a continuing first priority security interest in and lien on all of the right, title and interest of Successor Borrower (as assigned from Original Borrower) in, to and under the Pledged Collateral whether now owned or existing or hereafter acquired or arising. Successor Borrower hereby authorizes the filing of UCC financing statements describing the Pledged Collateral. Original Borrower hereby ratifies and affirms the security interest that it has granted in the Pledged Collateral pursuant to the Pledge Agreement.

Section 4.          Acknowledgment and Consent of Lender.

Subject to (a) the satisfaction or waiver of all conditions to the Defeasance set forth in the Mortgage Loan Documents, and (b) the Defeasance Documents, Lender hereby recognizes and consents to Original Borrower’s transfer and assignment to Successor Borrower of Original Borrower’s rights in the Pledged Collateral and its rights and obligations under the Defeasance Documents in accordance with Section 2 above, and the assumption by Successor Borrower of Original Borrower’s rights in the Pledged Collateral and its rights and obligations under the Defeasance Documents in accordance with Section 3 above.

Section 5.          Release of Original Borrower and Guarantor.

(a)       Subject to satisfaction or written waiver of all conditions to the Defeasance set forth in the Mortgage Loan Documents, Lender (i) shall promptly release and discharge the Mortgaged Property and all escrows and reserves from the lien of the Security Instrument and the other Mortgage Loan Documents, (ii) authorizes Original Borrower to terminate any UCC financing statements filed in connection with the Mortgage Loan naming Original Borrower as debtor, and listing all or any portion of the Mortgaged Property as collateral therein, and (iii) hereby releases and discharges Original Borrower and Guarantor from all claims, liabilities and obligations under the Mortgage Loan Documents, the Note, and the other Defeasance Documents related to events first occurring or arising after the transfer of the Pledged Collateral to Successor Borrower; provided, however, Original Borrower and Guarantor shall not be released from liability for any loss or damages suffered, or expenses incurred, by Lender, Intermediary or Successor Borrower as a result of or established pursuant to a claim, liability or obligation:

(i)         arising from Original Borrower’s obligations under Sections 4, 5, 6 or 22 of the Pledge Agreement that have not been expressly assumed by Successor Borrower under this Agreement;

(ii)        with respect to any representation, warranty or certification of Original Borrower or Guarantor under the Defeasance Documents or the Mortgage Loan Documents or in any certificate, report, financial statement or other item delivered by Original Borrower or Guarantor in connection therewith that proves to have been false or misleading in any material respect when made or delivered;

(iii)       arising as a result of the transfer of, or creation and perfection of, the first priority lien on the Pledged Collateral being deemed void or voidable for any reason whatsoever, or any other payment made by Original Borrower in respect of amounts due under the Mortgage Loan Documents on or prior to the date hereof being recovered from the Lender by Original Borrower, its creditors, or any other person for any reason whatsoever claiming by or through Original Borrower;

(iv)       for any other failure by Original Borrower to pledge the Pledged Collateral to Lender or take or authorize any action necessary to effect the first priority perfection of Lender’s security interest therein on or before the date hereof or to effectively transfer the Pledged Collateral to Successor Borrower in accordance with the Defeasance Documents;

(v)        arising under any environmental or hazardous materials indemnity agreement or any other indemnity obligation or other obligation set forth in the Mortgage Loan Documents that, by its terms, is intended to survive the release of the lien of the Security Instrument to the extent the event giving rise to such liability occurred prior to the date hereof; or

(vi)       arising as a result of an Event of Default under the Pledge Agreement that results from circumstances relating to Original Borrower, or actions of Original Borrower, included in subsections (iii) through (viii) and (xii) and (xiii) of Section 9(a) of the Pledge Agreement.

(b)          Without limiting any other remedies Lender may have, upon the occurrence of any Event of Default arising under the Mortgage Loan Documents from any breach, act or omission of Original Borrower or Guarantor prior to the date hereof, Lender shall be entitled to enforce all of its remedies set forth in the Mortgage Loan Documents against Original Borrower or Guarantor. Except as expressly set forth in this Section 5, Lender hereby releases Original Borrower and Guarantor from their respective obligations under the Mortgage Loan Documents and the Defeasance Documents.

Section 6.             Release of Lender and Servicer.

Original Borrower and Guarantor hereby covenant and agree that: (a) from and after the date hereof, Lender and Servicer may deal solely with Successor Borrower in all matters relating to the Mortgage Loan; (b) Lender and Servicer have no further duty or obligation of any nature relating to the Mortgage Loan or the Mortgage Loan Documents to Original Borrower and Guarantor (except that the Servicer agrees to return to Original Borrower promptly following the date hereof any escrows or reserves, minus any outstanding fees due, that it holds pursuant to the Mortgage Loan Documents); and (c) Original Borrower and Guarantor hereby release Lender and Servicer, and each of their predecessors-in-interest, together with all officers, directors, employees and agents of each of the foregoing, from all claims, causes of action and liabilities relating directly or indirectly to the Mortgage Loan, the Mortgaged Property, the Mortgage Loan Documents and the closing of the Defeasance arising on or prior to the date hereof, including any and all claims arising from or relating to negotiations, demands, requests or exercise of remedies in connection with the Mortgage Loan and the closing of the Defeasance.

Section 7.            Representations and Warranties.

(a)          Original Borrower represents and warrants to the other parties hereto that, as of the date hereof:

(i)       all principal, interest and other amounts due and payable on or before the date hereof under the Note and the other Mortgage Loan Documents have been paid;

(ii)       no default has occurred and is continuing under any of the Mortgage Loan Documents beyond any applicable grace or notice period;

(iii)       the fair market value of the Mortgaged Property is greater than the fair market value of the Securities;

(iv)       Original Borrower has not incurred any indebtedness other than the Mortgage Loan in contravention of the Mortgage Loan Documents;

(v)       the pledge of the Securities to Lender and transfer of the Securities to Successor Borrower are not done in contemplation of insolvency or bankruptcy or with an intent to hinder, delay or defraud any of Original Borrower’s creditors;

(vi)       Original Borrower is not insolvent immediately before signing this Agreement and is not being rendered insolvent by the pledge of the Securities to Lender and transfer of the Securities to Successor Borrower;

(vii)       the assets owned by Original Borrower immediately after giving effect to the pledge of the Securities to Lender and transfer of the Securities to Successor Borrower represent an amount of capital that is not unreasonably small for the business in which Original Borrower is engaged, and Original Borrower does not intend to engage in any other business for which such capital would be unreasonably small;

(viii)       at the time of the pledge of the Securities to Lender and transfer of the Securities to Successor Borrower, Original Borrower does not intend to, or believe that it will, incur debts that would be beyond its ability to pay as such debts mature;

(ix)       Based on the Accountant’s Report and to the best of Original Borrower’s knowledge, the proceeds of the Securities (without regard to reinvestment income) will be sufficient to make all payments required under the Defeasance Documents, including all amounts required under Section 4(e) of the Account Agreement; and

(x)       the Mortgage Loan Documents do not contain provisions requiring Original Borrower to make any scheduled payments that by their terms would be payable on or after the date of the closing of the Defeasance contemplated herein, other than scheduled payments of principal and interest under the Note, including annual surveillance fees of rating agencies or servicing or trustees fees with respect to securitization of the Mortgage Loan, except such payments as have been specifically identified by Original Borrower and either (1) expressly assumed by Successor Borrower under the Defeasance Documents, or (2) paid in full in advance by Original Borrower in connection with the closing of the Defeasance contemplated herein.

(b)          Successor Borrower represents and warrants to the other parties hereto, and hereby covenants for the benefit of such parties, that:

(i)         Successor Borrower is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. Successor Borrower has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted, and to enter into and perform its obligations under this Agreement and the other Defeasance Documents;

(ii)        the execution and delivery of this Agreement, the assumption of the Original Borrower’s rights and obligations under the Pledge Agreement, the Account Agreement and the Note, and performance of all of Successor Borrower’s rights and obligations thereunder have been duly authorized by all necessary and appropriate action of Successor Borrower;

(iii)       no consent or approval of any person, entity, or governmental authority is required with respect to the execution and delivery of this Agreement by Successor Borrower or the consummation by Successor Borrower of the transactions contemplated hereby or the performance by Successor Borrower of its obligations under this Agreement and the other Defeasance Documents, except such consents or approvals as have already been obtained;

(iv)      this Agreement, the Pledge Agreement and the Account Agreement (as assumed pursuant to this Agreement) are the legal, valid and binding obligations of the Successor Borrower, enforceable against the Successor Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws of general applicability affecting the enforcement of creditors’ rights;

(v)       the state of organization of Successor Borrower is Delaware. The taxpayer identification number of the Successor Borrower is 83-2813361. Successor Borrower’s organizational identification number is 6490626;

(vi)       since its formation, Successor Borrower has not changed its jurisdiction of organization. Successor Borrower shall not change its name as it appears in the organizational documents on file in its jurisdiction of organization, or change its jurisdiction of organization until (1) it has given Lender not less than thirty (30) days prior written notice of its intention to do so, clearly describing the new name or jurisdiction, and (2) it has provided Lender with any information regarding the new name or jurisdiction as Lender may request. If Successor Borrower intends to change its name or change its jurisdiction of organization, Successor Borrower shall cooperate with Lender in taking all action required by Lender to maintain perfection, priority and validity of the lien of Lender in the Pledged Collateral granted by the Pledge Agreement;

(vii)     Successor Borrower has no notice or knowledge of any adverse claim, lien or encumbrance with respect to the Pledged Collateral;

(viii)    Successor Borrower’s address for purposes of UCC-1 financing statements is as set forth in Section 17;

(ix)       Successor Borrower is, has been since the date of its formation, and shall at all times continue to be, a Single Purpose Entity in good standing in the jurisdiction in which it has been organized. Successor Borrower shall deliver to Lender, within thirty (30) days after written request from Lender, a certification signed by an officer of Successor Borrower or of Successor Borrower’s managing member or general partner, as applicable, certifying that such officer is familiar with the activities and operations of Successor Borrower and all transactions entered into by Successor Borrower during the preceding twelve months (or since the date of Successor Borrower’s formation if Successor Borrower was formed during such preceding twelve month period) and that, to such officer’s knowledge, Successor Borrower has conducted itself as a Single Purpose Entity during such period, has filed all tax returns required to be filed during such period and has paid all taxes due and payable (and not being contested in accordance with the Defeasance Documents or applicable law) during such period. If requested by Lender, each such certification shall be accompanied by an original certificate of existence or good standing issued by the Secretary of State of the jurisdiction of Successor Borrower’s formation, dated not more than thirty (30) days prior to the date of such certification;

(x)        the proceeds of the Securities (without regard to reinvestment income) will be sufficient to make all regularly scheduled principal and interest payments required under the Defeasance Documents;

(xi)       Successor Borrower shall immediately deposit into the Pledged Collateral Account an amount sufficient to pay any shortfall if, at any time, funds available in the Pledged Collateral Account are insufficient to satisfy all obligations then due under the Note or under any other Defeasance Document arising because the Securities are insufficient to make scheduled payments of interest and principal as required under the Note, including payment of the Mortgage Loan in full on the Final Payment Date, without taking into account (1) reinvestment income, or (2) failure by any Obligor to satisfy its obligations under the Securities;

(xii)      Successor Borrower will not, and will not permit any Person to, sell, assign, transfer, convey, pledge or otherwise dispose of all or any interest in Successor Borrower, or the Pledged Collateral in violation of Subsection (iv) and (v) of Section 9(a) of the Pledge Agreement;

(xiii)     Successor Borrower has authorized to be filed with the Secretary of State of the jurisdiction of organization of Successor Borrower, a UCC financing statement (naming Successor Borrower, as debtor) evidencing the liens and security interests or pledge created by this Agreement. Successor Borrower acknowledges that this Agreement, together with the book entries described in Section 6(a)(viii) of the Pledge Agreement, the filing of the UCC financing statement contemplated above, and any other actions taken with respect to the Pledged Collateral pursuant to this Agreement, create a valid and continuing and perfected first priority security interest in the Pledged Collateral in favor of Lender pursuant to the Code, securing the Secured Obligations, and enforceable as such as against creditors of and purchasers from Successor Borrower;

(xiv)     Successor Borrower hereby agrees that Intermediary is the Securities Intermediary at which the Pledged Collateral Account of Lender is maintained. Successor Borrower hereby directs Intermediary to comply with all Entitlement Orders of Lender issued in connection with the terms of this Agreement with respect to the Pledged Collateral;

(xv)      Successor Borrower has not authorized and has no knowledge of any control agreement or financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral and, except as may be required by Lender or Servicer, shall not enter into any such control agreement or execute, file or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the laws of any jurisdiction) or statements relating to the Pledged Collateral;

(xvi)     Successor Borrower shall deliver to Servicer and Intermediary (1) an executed Internal Revenue Service Form W-9 or an appropriate IRS form W-8, as applicable, no later than the Closing Date, and (2) upon request, any additional IRS forms (or updated versions of any previously submitted IRS forms) or other documentation at such time or times required by applicable law or upon the reasonable request of the Intermediary (as withholding agent) as may be necessary (A) to reduce or eliminate the imposition of U.S. withholding taxes and (B) to permit Intermediary to fulfill its tax reporting obligations under applicable law with respect to the Pledged Collateral Account or any amounts paid to Successor Borrower. If any IRS form or other documentation previously delivered becomes obsolete or inaccurate in any respect, upon request, Successor Borrower shall timely provide to the Intermediary accurately updated and complete versions of such IRS forms or other documentation; provided, however, that if the Successor Borrower’s entity or form of entity has changed, then the Successor Borrower shall promptly provide such updated form to the Intermediary;

(xvii)    Successor Borrower shall notify Lender in writing in the event Successor Borrower, together with any affiliate of Successor Borrower that is the successor borrower under one or more defeased loans held by Lender, is the current obligor under loans which, in the aggregate, equal or exceed $35,000,000.00 or 5% of the aggregate principal balance of all loans in any pool of loans governed by a Pooling and Servicing Agreement rated by S&P (as defined in the Account Agreement); and

(xviii)   Successor Borrower shall keep complete and accurate books and records of account and hereby confirms that RMMC Investments, LLC, a Delaware limited liability company (“Sponsor”) (1) has filed, or caused to be filed, all tax returns required by applicable law to be filed by Sponsor and its subsidiaries, including Successor Borrower, (2) has a net worth of at least $35,000,000.00, and (3) has cash and cash equivalents in excess of $3,500,000.00.

(c)       Intermediary acknowledges and confirms that any fees charged by the Intermediary related to investments in Default Permitted Investments or to wire transfers to the Collection Account from the Pledged Collateral Account or to Successor Borrower are included in fees that have already been paid to Intermediary.

Section 8.          Conditions to Defeasance.

Except as set forth on Schedule 1 of the Waiver and Consent, Original Borrower represents, warrants and covenants that it has satisfied the conditions set forth in the defeasance provisions of the Mortgage Loan Documents required to effectuate the release of the Mortgaged Property from the lien of the Security Instrument and the closing of the Defeasance of the Mortgage Loan on the date hereof, or such conditions have been waived in writing by Lender. Original Borrower will deliver the Defeasance Certificate to Lender on the date hereof, and Original Borrower acknowledges that Successor Borrower will rely on such Defeasance Certificate and on the representations set forth herein as a condition to entering into this Agreement. Original Borrower further acknowledges and agrees that all proceeds from the Pledged Collateral in excess of amounts due under the Defeasance Documents will be the sole property of Successor Borrower.

Section 9.          Modifications.

This Agreement may not be amended, modified or otherwise changed in any manner, except by a writing executed by all of the parties to this Agreement. Notwithstanding the foregoing, from and after the date hereof, any new agreement pertaining to the Mortgage Loan and any amendment, modification or extension of the Note or the Defeasance Documents may be made solely by Successor Borrower and Lender and shall not require the consent or execution of Original Borrower. No such changes will increase Original Borrower’s obligations or liabilities under the Mortgage Loan Documents and the Defeasance Documents that continue after the date of this Agreement as set forth in Section 5 above.

Section 10.        Approvals.

As to itself, each of Original Borrower and Successor Borrower hereby represents and warrants to Lender that such entity has obtained any and all third-party approvals and consents required to be obtained in connection with the execution and delivery of this Agreement and the performance of such entity’s obligations hereunder.

Section 11.        Successors and Assigns.

This Agreement applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, and permitted successors and assigns.

Section 12.        Governing Law; Venue.

THIS AGREEMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE, INCLUDING THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE STATE AND INCLUDING NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402 BUT OTHERWISE WITHOUT REGARD TO LAWS OF THE STATE CONCERNING CONFLICTS OF LAWS OR CHOICE OF FORUM.

ORIGINAL BORROWER, LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY HEREBY IRREVOCABLY SUBMIT TO PERSONAL JURISDICTION IN THE STATE AND TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. JURISDICTION AND VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS AGREEMENT OR ANY OTHER DEFEASANCE DOCUMENT OR ANY ACTION RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY OR THE RELATIONSHIPS CREATED BY OR UNDER THE DEFEASANCE DOCUMENTS (“ACTION”) SHALL, AT THE ELECTION OF LENDER, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE STATE. ORIGINAL BORROWER, LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY HEREBY CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE AND OF FEDERAL COURTS LOCATED IN THE STATE IN CONNECTION WITH ANY ACTION AND HEREBY WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN THE STATE FOR PURPOSES OF ANY ACTION. ORIGINAL BORROWER, LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY HEREBY WAIVE AND AGREE NOT TO ASSERT, AS A DEFENSE TO ANY ACTION OR A MOTION TO TRANSFER VENUE OF ANY ACTION, (I) ANY CLAIM THAT IT IS NOT SUBJECT TO SUCH JURISDICTION; (II) ANY CLAIM THAT ANY ACTION MAY NOT BE BROUGHT AGAINST IT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY THOSE COURTS, OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION; (III) THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM; OR (IV) THAT THE VENUE FOR THE ACTION IS IN ANY WAY IMPROPER.

THE INTERMEDIARY AGREES THAT FOR ALL PURPOSES, INCLUDING SECTION 8-110(e) OF THE NEW YORK UCC AND SECTION 357 OF THE FEDERAL BOOK-ENTRY REGULATIONS, THE STATE OF NEW YORK SHALL BE THE “SECURITIES INTERMEDIARY’S JURISDICTION”.

Section 13.       Entire Agreement.

This Agreement and the other agreements referred to herein constitute all of the agreements among the parties relating to the matters set forth herein and supersede all other prior or concurrent oral or written letters, agreements or understandings with respect to the matters set forth herein.

Section 14.       Full Force and Effect.

Except as modified by this Agreement and the other Defeasance Documents, the Mortgage Loan Documents shall remain unchanged and in full force and effect.

Section 15.       Electronic Signatures; Counterparts.

This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Code or other Signature Law due to the character or intended character of the writings.

Section 16.       Waiver Of Trial By Jury.

ORIGINAL BORROWER, LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER MAY EXIST WITH REGARD TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY ORIGINAL BORROWER, LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH A RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. ORIGINAL BORROWER, LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY EACH IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OTHER.

Section 17.        Notices.

All notices or other communications hereunder shall be given in accordance with Section 14 of the Pledge Agreement, and shall be sent to Successor Borrower and Servicer at the following addresses:

Successor Borrower:	DHC UBSCM 17 C3 Successor Borrower-R, LLC 11121 Carmel Commons Boulevard, Suite 250 Charlotte, North Carolina 28226 Attention: Asset Manager

Servicer:

Midland Loan Services,

a division of PNC Bank, National Association

10851 Mastin Boulevard, Suite 700

Overland Park, Kansas 66210

Attention: Asset Management

Loan Nos. 30298801 (A-1), 30298824 (A-2), and 30298825 (A-3)

Section 18.        Indemnification.

Successor Borrower agrees to indemnify Lender, Intermediary (including in its capacity as Custodian), Servicer, and their respective directors, officers, stockholders, affiliates, employees, agents, successors and assigns (collectively, the “Indemnitees”) and hold such Indemnitees harmless from and against all Claims, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by any Indemnitee in connection with Successor Borrower’s or Indemnitee’s actions or failure to act hereunder or in connection with any investigative, administrative or judicial proceedings (whether or not such Indemnitee shall be designated a party thereto) relating to or arising out of this Agreement, the Pledge Agreement, the Account Agreement or the Pledged Collateral (including, without limitation, any such proceeding by Successor Borrower against any Indemnitee or by any Indemnitee against Successor Borrower to the extent that Indemnitee is the prevailing party) relating to events first arising or accruing on or after the date of the transfer of the Pledged Collateral to Successor Borrower; provided that no Indemnitee shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct (and with respect to Intermediary only, its own negligence) as finally determined by a court of competent jurisdiction. The provisions of this Section 18 shall survive the termination of this Agreement, the discharge of the obligations of Original Borrower, its successors and assigns under this Agreement, and the removal or resignation of Intermediary or Servicer.

Section 19.        Rights and Protections of the Intermediary.

All rights and protections of the Intermediary as set forth in Section 26 of the Pledge Agreement are herein incorporated by reference for the benefit of the Securities Intermediary and Custodian.

Section 20.       Prepayment Prohibited.

Successor Borrower acknowledges that the Notes may not be further prepaid following consummation of the Defeasance and the release of the Mortgaged Property.

Section 21.       Payments Due on Non-Business Day.

If any payment required under this Agreement is due on a date that is not a Business Day, then such payment shall be made on the immediately preceding Business Day.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Original Borrower:	IONIS GAZELLE, LLC,
a Delaware limited liability company

	By:	Ionis Pharmaceuticals, Inc., a Delaware corporation, its Sole Member

By:	/s/Elizabeth L. Hougen
Elizabeth L. Hougen
Executive Vice President & Chief Financial Officer

Signature page for Ionis Gazelle
Defeasance Assumption Agreement

BY EXECUTION HEREOF, in consideration for the release granted herein in Section 5, Guarantor hereby acknowledges, confirms and agrees to be bound by the terms of this Agreement.

Guarantor:	IONIS PHARMACEUTICALS, INC., a Delaware corporation

	By:	/s/Elizabeth L. Hougen
Elizabeth L. Hougen
Executive Vice President & Chief Financial Officer

Signature page for Ionis Gazelle
Defeasance Assumption Agreement

Successor Borrower:	DHC UBSCM 17 C3 SUCCESSOR BORROWER-R, LLC, a Delaware limited liability company

	By:	/s/Dawn M. Holland
Dawn M. Holland, President

Signature page for Ionis Gazelle
Defeasance Assumption Agreement

Lender:	WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE REGISTERED HOLDERS OF UBS COMMERCIAL MORTGAGE TRUST 2017-C3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2017-C3

	By:	Midland Loan Services, a division of PNC Bank, National Association, Servicer and Attorney-in-Fact

By:	/s/Wm. Dugger Schwartz
Name:	Wm. Dugger Schwartz
Title:	Senior Vice President Servicing Officer

Servicer:	MIDLAND LOAN SERVICES,
a division of PNC Bank, National Association, as Servicer

By:	/s/Wm. Dugger Schwartz
Name:	Wm. Dugger Schwartz
Title:	Senior Vice President Servicing Officer

Signature page for Ionis Gazelle
Defeasance Assumption Agreement

U.S. Bank Trust Company, National Association, a national banking association, in its capacity as Securities Intermediary and Custodian (as defined in the Pledge Agreement) with respect to the Pledged Collateral, hereby acknowledges the terms and conditions of, and the transactions effected by, this Agreement, as of the date first above written.

Intermediary:	U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association

	By:	/s/Linda Riley
	Name:	Linda Riley
	Title:	Vice President

Signature page for Ionis Gazelle
Defeasance Assumption Agreement